Neiman Fusion Fund



The Neiman Fusion Fund is designed to be a core management product seeking absolute returns in all market environments. The fund's overarching strategy combines both fundamental and technical analysis, also known as fusion analysis, to tactically allocate the portfolio across a broad spectrum of asset classes using both exchange traded funds (ETF's) and individual securities. Normally, the fund will incorporate five asset classes into the portfolio – domestic equities, international equities, fixed income, alternative investments, and cash or cash equivalents.

The fund takes a "fund of funds" approach to the ETF universe and invests the portfolio using a top-down approach to the market. Therefore, our five-step process begins by evaluating the proper level of broad exposure based on the amount of risk existing in the markets for the various asset classes. Then, by using relative strength and other technical indicators, we tactically determine the weighting for each asset class and the mandate of the fund allows for a great amount of flexibility as to how much exposure each asset class will be given. Technical analysis is then applied to the five asset classes to analyze which areas have the strongest relative strength and are thus deserving of an over or underweighted position in the portfolio.

Generally speaking, ETF's will be utilized to gain exposure to a specific sector or geographic region when our analysis confirms that a broad based uptrend is taking place and deserves a position in the portfolio. Individual securities will tend to be our "best ideas" and high conviction holdings that we feel enhance the overall risk/return characteristics of the fund's portfolio.

Risk management is an important part of the portfolio management strategy, and the fund will sell and move to an overweight position in cash and systematically rotate the portfolio into the strongest asset classes. Our process will migrate assets away from underperforming asset classes and into the asset classes with greater relative strength. We also use non-correlated asset classes to create a portfolio mix with the objective of delivering solid returns in a variety of market conditions.

The Neiman Fusion Fund is described in a prospectus which contains more complete information about the investment objective risks, charges and expenses of the Fund. Investors should read the propectus carefully before investing or sending money. Investors should read the propectus carefully before investing or sending money. Investors can request a propectus by calling 1-877-385-2720 or by visiting: www.neimanfunds.com

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